UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 12, 2003





                              MGP Ingredients, Inc.
             (Exact name of registrant as specified in its charter)




           KANSAS                  0-17196               48-0531200
(State or other jurisdiction of  (Commission   (IRS Employer Identification No.)
        incorporation)           File Number)



                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)


                                 (913) 367-1480
              (Registrant's telephone number, including area code)

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Item 7.  Exhibits

99.1 Press Release dated March 12, 2003, filed solely for the purposes of incorporation by reference into Item 9 herein.

Item 9. Regulation FD Disclosure.

     Attached as Exhibit 99.1 and filed solely for the purposes of incorporation into this Item 9, is a press release which was issued on March 12, 2003, by MGP Ingredients, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MGP INGREDIENTS, INC.



Date: March 12, 2003           By:/s/ Brian T. Cahill
                                      Brian T. Cahill
                                      Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS




99.1 Press Release dated March 12, 2003, filed solely for the purposes of incorporation by reference into Item 9 herein.